Exhibit 4.1

Execution Version

OMNICOM GROUP INC.

as Issuer

FIFTH SUPPLEMENTAL INDENTURE

Dated as of December 2, 2025

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Trustee

Debt Securities

Fifth Supplemental Indenture dated as of December 2, 2025 (the “Fifth Supplemental Indenture”) between Omnicom Group Inc., a New York corporation (the “Issuer”) and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer and the Trustee executed and delivered an indenture dated as of February 21, 2020 (the “Indenture”) to provide for the issuance by the Issuer from time to time of Securities to be issued in one or more Series as provided in the Indenture;

WHEREAS, the issuance of up to $500,000,000 aggregate principal amount of a Series of the Issuer’s 4.650% Senior Notes due 2028 (the “2028 Notes”), $650,000,000 aggregate principal amount of a Series of the Issuer’s 4.750% Senior Notes due 2030 (the “2030 Notes”), $500,000,000 aggregate principal amount of a Series of the Issuer’s 2.400% Senior Notes due 2031 (the “2031 Notes”), $300,000,000 aggregate principal amount of a Series of the Issuer’s 5.375% Senior Notes due 2033 (the “2033 Notes”), $500,000,000 aggregate principal amount of a Series of the Issuer’s 3.375% Senior Notes due 2041 (the “2041 Notes”), and $500,000,000 aggregate principal amount of a Series of the Issuer’s 5.400% Senior Notes due 2048 (the “2048 Notes” and, together with the 2028 Notes, the 2030 Notes, the 2031 Notes, the 2033 Notes and the 2041 Notes, the “Securities”) have been authorized by the board of directors of the Issuer;

WHEREAS, on the date hereof, the Issuer desires to issue $451,426,000 aggregate principal amount of the 2028 Notes, $591,859,000 aggregate principal amount of the 2030 Notes; $457,358,000 aggregate principal amount of the 2031 Notes, $278,341,000 aggregate principal amount of the 2033 Notes, $494,331,000 aggregate principal amount of the 2041 Notes and $491,657,000 aggregate principal amount of the 2048 Notes.

WHEREAS, the Issuer desires to enter into this Fifth Supplemental Indenture pursuant to Sections 2.2, 2.14.1 and 9.1 of the Indenture to supplement the Indenture to establish the form and terms of the Securities and amend the Indenture with respect to the Securities to be issued hereunder as provided below; and

NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the above premises, it is mutually covenanted and agreed, for the sole, equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.1 Relation to Base Indenture.

This Fifth Supplemental Indenture constitutes an integral part of the Indenture. In the event of inconsistencies between the Indenture and this Fifth Supplemental Indenture, the terms hereof shall govern.

Section 1.2. Definitions.

(a) All of the terms used in this Fifth Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless otherwise provided herein or unless the context otherwise requires, and for the purposes of this Fifth Supplemental Indenture and the Securities, the following terms have the meanings set forth in this Section:

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Securities, the rules and procedures of the Depositary, Euroclear and/or Clearstream that apply to such transfer or exchange.

“Below Investment Grade Rating Event” occurs if both the rating on the applicable Series of Securities is lowered by each of the Rating Agencies and such Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the applicable Series of Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)	the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than to the Issuer or one of its Subsidiaries;

(2)	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Issuer or one of its wholly owned Subsidiaries, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the then outstanding shares of the Issuer’s Voting Stock, measured by voting power rather than number of shares; or

(3)	the adoption of a plan relating to the liquidation or dissolution of the Issuer.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i) the Issuer becomes a wholly owned Subsidiary of a holding company and (ii) the holders of the Voting Stock of such holding company immediately following such transaction are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to such transaction.

“Change of Control Offer” has the meaning specified in Section 3.2 of this Fifth Supplemental Indenture.

“Change of Control Payment Date” has the meaning specified in Section 3.2 of this Fifth Supplemental Indenture.

“Change of Control Purchase Price” has the meaning specified in Section 3.2 of this Fifth Supplemental Indenture.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Clearstream” has the meaning specified in Section 2.1.11(c) of this Fifth Supplemental Indenture.

“Commission” means the U.S. Securities and Exchange Commission.

“Consolidated Net Worth” means the consolidated net worth of the Issuer, as determined in accordance with GAAP.

“Debt” of any person means, without duplication: (a) all indebtedness of such person for borrowed money; (b) all obligations of such person for the deferred purchase price of property or services (other than earn-out payment obligations of such Person in connection with the purchase of property or services to the extent they are still contingent); (c) all obligations of such person evidenced by notes, bonds, debentures or other similar instruments; (d) all obligations of such person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all obligations of such person as lessee under leases to the extent that such leases have been or should be, in accordance with GAAP, recorded as finance leases; (f) all obligations, contingent or otherwise, of such person in respect of acceptances, letters of credit or similar extensions of credit; (g) all obligations of such person in respect of Hedge Agreements; (h) all Debt of others referred to in clauses (a) through (g) above or clause (i) below and other payment obligations guaranteed, directly or indirectly, in any manner by such person, or in effect guaranteed, directly or indirectly, by such person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss; and (i) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such Debt.

“Euroclear” has the meaning specified in Section 2.1.11(c) of this Fifth Supplemental Indenture.

“Exchange Notes” means the Securities of a Series issued pursuant to the Indenture in exchange for, and in an aggregate principal amount not to exceed, such Securities in compliance with the terms of the Registration Rights Agreement and containing terms substantially identical to such Securities (except that such Exchange Notes will be registered under the Securities Act and will not be subject to transfer restrictions or bear a Restricted Notes Legend).

“Exchange Offer” means an offer by the Issuer to the Holders of the Securities to exchange outstanding Securities for Exchange Notes, as provided for in the Registration Rights Agreement.

“GAAP” means generally accepted accounting principles in the United States of America.

“Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

“interest payment date” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Investment Grade” means a rating equal to or higher than Baa3 (or its equivalent under any successor rating categories) by Moody’s and BBB- (or its equivalent under any successor rating categories) by S&P, or, in each case, if such Rating Agency ceases to rate the applicable Series of Securities or fails to make a rating of such Series of Securities publicly available for reasons outside of the Issuer’s control, the equivalent investment grade credit rating by the replacement agency selected by the Issuer in accordance with the procedures described under clause (2) of the definition of “Rating Agencies.”

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement intended to provide security for the payment or performance of an obligation, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Non-U.S. Person” means a person who is not a “U.S. Person” as such term is defined in Regulation S.

“Par Call Date” means:

for the 2028 Notes, July 1, 2028;

for the 2030 Notes, December 30, 2029;

for the 2031 Notes, December 1, 2030;

for the 2033 Notes, March 15, 2033;

for the 2041 Notes, September 1, 2040; and

for the 2048 Notes, April 1, 2048.

“Permitted Liens” means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not yet due and payable, or being contested in good faith by appropriate proceedings; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings that prevent the forfeiture or sale of the asset subject to such Lien; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations or, in any such case, to secure reimbursement obligations under letters of credit or bonds issued to support such obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

“QIB” means a “Qualified Institutional Buyer” as defined in Rule 144A.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if any of Moody’s or S&P ceases to rate the applicable Series of Securities or fails to make a rating of the applicable Series of Securities publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization,” as defined in Section 3(a)(62) of the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“record date” as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any Series shall mean the date specified as such in the terms of the Registered Securities of such Series established, or, if no such date is so established, the fifteenth day next preceding such interest payment date, whether or not such record date is a Business Day.

“Registration Rights Agreement” means the registration rights agreement, dated as of December 2, 2025, among the Issuer and BofA Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc.

“Regulation S” means Regulation S under the Securities Act (including any successor regulation thereto), as it may be amended from time to time.

“Regulation S Global Note” has the meaning specified in Section 2.1.11(c) of this Fifth Supplemental Indenture.

“Regulation S Notes” has the meaning specified in Section 2.1.11(c) of this Fifth Supplemental Indenture.

“Restricted Notes Legend” means the legend set forth in Section 2.1.11(d) of this Fifth Supplemental Indenture.

“Restricted Period” has the meaning specified in Section 2.1.11(c) of this Fifth Supplemental Indenture.

“Rule 144” means Rule 144 under the Securities Act (including any successor regulation thereto), as it may be amended from time to time.

“Rule 144A” means Rule 144A under the Securities Act (including any successor regulation thereto), as it may be amended from time to time.

“Rule 144A Global Note” has the meaning specified in Section 2.1.11(b) of this Fifth Supplemental Indenture.

“Rule 144A Notes” has the meaning specified in Section 2.1.11(b) of this Fifth Supplemental Indenture.

“Securities Act” means the U.S. Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

“S&P” means S&P Global Ratings, and its successors.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

ARTICLE TWO

THE SECURITIES. AMENDMENTS TO THE INDENTURE

Section 2.1. Terms of the Securities.

The Securities shall have the following terms, established pursuant to Section 2.2 of the Indenture:

2.1.1. Pursuant to Section 2.2.1 of the Indenture, and in each case to be issued as a Series of Securities under the Indenture:

the title of the 2028 Notes shall be the “4.650% Senior Notes due 2028”;

the title of the 2030 Notes shall be the “4.750% Senior Notes due 2030”;

the title of the 2031 Notes shall be the “2.400% Senior Notes due 2031”;

the title of the 2033 Notes shall be the “5.375% Senior Notes due 2033”;

the title of the 2041 Notes shall be the “3.375% Senior Notes due 2041”; and

the title of the 2048 Notes shall be the “5.400% Senior Notes due 2048”.

2.1.2. Pursuant to Section 2.2.2 of the Indenture, the price or prices at which the Securities of the Series will be issued initially shall be 100% of the aggregate principal amount thereof;

2.1.3. Pursuant to Section 2.2.3 of the Indenture, the aggregate principal amount of the Securities that may be authenticated and delivered under this Fifth Supplemental Indenture initially shall be limited to:

for the 2028 Notes, $451,426,000;

for the 2030 Notes, $591,859,000;

for the 2031 Notes, $457,358,000;

for the 2033 Notes, $278,341,000;

for the 2041 Notes, $494,331,000; and

for the 2048 Notes, $491,657,000.

2.1.4. Pursuant to Section 2.2.4 of the Indenture:

100% of the 2028 Notes shall be payable on October 1, 2028;

100% of the 2030 Notes shall be payable on March 30, 2030;

100% of the 2031 Notes shall be payable on March 1, 2031;

100% of the 2033 Notes shall be payable on June 15, 2033;

100% of the 2041 Notes shall be payable on March 1, 2041; and

100% of the 2048 Notes shall be payable on October 1, 2048;

2.1.5. Pursuant to Section 2.2.5 of the Indenture, the Securities shall bear interest at a rate equal to:

4.650% per annum for the 2028 Notes;

4.750% per annum for the 2030 Notes;

2.400% per annum for the 2031 Notes;

5.375% per annum for the 2033 Notes;

3.375% per annum for the 2041 Notes; and

5.400% per annum for the 2048 Notes;

interest on the Securities shall accrue from:

for the 2028 Notes, October 1, 2025;

for the 2030 Notes, September 30, 2025;

for the 2031 Notes, September 1, 2025;

for the 2033 Notes, June 15, 2025;

for the 2041 Notes, September 1, 2025; and

for the 2048 Notes, October 1, 2025;

in each case, until the principal thereof is paid or duly provided for;

interest on the Securities shall be payable semi-annually in arrears in cash on:

for the 2028 Notes, April 1 and October 1 of each year, commencing on April 1, 2026;

for the 2030 Notes, March 30 and September 30 of each year, commencing on March 30, 2026;

for the 2031 Notes, March 1 and September 1 of each year, commencing on March 1, 2026;

for the 2033 Notes, June 15 and December 15 of each year, commencing on December 15, 2025;

for the 2041 Notes, March 1 and September 1 of each year, commencing on March 1, 2026; and

for the 2048 Notes, April 1 and October 1 of each year, commencing on April 1, 2026; and

interest shall be payable to Holders of record on, in each case, whether or not a Business Day:

for the 2028 Notes, March 15 and September 15 immediately preceding the applicable interest payment date;

for the 2030 Notes, March 15 and September 15 immediately preceding the applicable interest payment date;

for the 2031 Notes, February 15 and August 15 immediately preceding the applicable interest payment date;

for the 2033 Notes, June 1 and December 1 immediately preceding the applicable interest payment date;

for the 2041 Notes, February 15 and August 15 immediately preceding the applicable interest payment date; and

for the 2048 Notes, March 15 and September 15 immediately preceding the applicable interest payment date.

Interest on the Securities shall be computed from and including the prior interest payment date or, in the case of the first interest payment date, from and including:

for the 2028 Notes, October 1, 2025;

for the 2030 Notes, September 30, 2025;

for the 2031 Notes, September 1, 2025;

for the 2033 Notes, June 15, 2025;

for the 2041 Notes, September 1, 2025; and

for the 2048 Notes, October 1, 2025,

to but excluding the next interest payment date on the basis of a 360-day year consisting of twelve 30-day months.

In the event that any principal or interest on the applicable Series of Securities is not paid when due, whether at Maturity or otherwise, then except to the extent permitted by law such overdue principal and interest shall bear interest until paid at the rate of interest set forth in this Section 2.1.5 of this Fifth Supplemental Indenture, compounded semi-annually;

2.1.6. Pursuant to Section 2.2.6 of the Indenture, the place or places where the principal of and interest in the Securities shall be payable shall be as set forth in the Securities;

2.1.7. Pursuant to Section 2.2.7 of the Indenture, the Securities shall be subject to redemption at the option of the Issuer as set forth in Article III of the Indenture, as modified by Section 3.1 of this Fifth Supplemental Indenture;

2.1.8. Pursuant to Section 2.2.8 of the Indenture, the Issuer shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or at the option of a Holder thereof prior to the Maturity;

2.1.9. Pursuant to Section 2.2.9 of the Indenture, the Issuer shall not be obligated to redeem or purchase the Securities pursuant to any repurchase obligations or at the option of a Holder thereof prior to the Maturity, except pursuant to Section 3.2 of this Fifth Supplemental Indenture;

2.1.10. Pursuant to Section 2.2.10, the Securities shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

2.1.11. (a) Pursuant to Section 2.2.11 of the Indenture, the Securities shall be issued as Global Securities, the forms of which are attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F;

(b) The Securities issued to QIBs in the United States of America in reliance on Rule 144A (the “Rule 144A Notes”) shall be issued in the form of a permanent Global Security substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F hereto (the “Rule 144A Global Note”) and shall be deposited on issuance with, or on behalf of, the Trustee, as custodian for the Depository, and registered in the name of the Depository or its nominee.

(c) The Securities issued outside the United States of America in reliance on Regulation S (the “Regulation S Notes”) shall initially be issued in the form of a permanent Global Security substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E and Exhibit F hereto (the “Regulation S Global Note”) and shall be deposited upon issuance with, or on behalf of, the Trustee as custodian for the Depository, and registered in the name of the Depository or its nominee, in the manner described in the Indenture for credit to the respective accounts of the purchasers (or to such other accounts as they may direct), including, but not limited to, accounts at Euroclear Bank SA/NV (“Euroclear”) or Clearstream Banking, S.A. (“Clearstream”). Prior to the 40th day after the date hereof (such period through and including such 40th day, the “Restricted Period”), interests in the Regulation S Global Notes may only be transferred to Non-U.S. Persons pursuant to Regulation S, unless exchanged for interests in a Rule 144A Global Note in accordance with the transfer and certification requirements described herein.

Holders may hold their interests in the Regulation S Global Note through organizations other than Euroclear or Clearstream that are participants in Depository’s system or directly through Euroclear or Clearstream, if they are participants in such systems. If such interests are held through Euroclear or Clearstream, Euroclear and Clearstream will hold such interests in the applicable Regulation S Global Note on behalf of their participants through customers’ securities accounts in their respective names on the books of their respective depositaries. Such depositaries, in turn, will hold such interests in the applicable Regulation S Global Note in customers’ securities accounts in the depositaries’ names on the books of the Depository.

(d) Except as provided pursuant to Section 2.1.11(g) of this Fifth Supplemental Indenture, each Security issued in reliance on an exemption from the registration requirements of the Securities Act shall bear the following legend on the face thereof (which, for the avoidance of doubt, shall be in addition to any legend required under Section 2.14.3 of the Base Indenture):

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER

(1) REPRESENTS THAT

(A) IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR

(B) IT IS NOT A “U.S. PERSON” NOR IS IT ACTING FOR THE ACCOUNT OR BENEFIT OF ANY “U.S. PERSON” (EACH WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND

(2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY

(A) TO THE ISSUER,

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT,

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,

(D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,

(E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SECURITIES OF $250,000, OR

(F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(C) ABOVE OR (2)(D) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH IS ATTACHED AS EXHIBIT G TO THE FIFTH SUPPLEMENTAL INDENTURE OF THE ISSUER) MUST BE DELIVERED TO THE TRUSTEE. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (F) ABOVE, THE ISSUER RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

(e) Transfers of Rule 144A Notes. The following provisions shall apply with respect to any proposed registration of transfer of a Rule 144A Note prior to the date which is one year after the later of the date hereof and the last date on which the Issuer or any Affiliate of the Issuer was the owner of such Securities or the relevant beneficial interest therein (or any predecessor thereto):

(1) a registration of transfer of a Rule 144A Note or a beneficial interest therein to a QIB pursuant to Rule 144A shall be made upon the representation of the transferee, in the form of assignment as set forth on the reverse of the Securities, that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

(2) a registration of transfer of a Rule 144A Note or a beneficial interest therein to a Non-U.S. Person pursuant to Regulation S shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit G from the proposed transferor (which the Trustee may conclusively rely upon and shall have no responsibility (or any liability) to verify or ensure the accuracy of the information contained therein); and

(3) in connection with a registration of transfer of a Rule 144A Note or a beneficial interest therein pursuant to an exemption from registration provided by Rule 144 or any other available exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Regulation S), the Issuer may require, prior to registering any such transfer, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144.

(f) Transfers of Regulations S Notes. The following provisions shall apply with respect to any proposed registration of transfer of a Regulation S Note prior to the expiration of the Restricted Period:

(1) a registration of transfer of a Regulation S Note or a beneficial interest therein to a QIB pursuant to Rule 144A shall be made upon the representation of the transferee, in the form of assignment as set forth on the reverse of the Securities, that it is purchasing the applicable Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

(2) a registration of transfer of a Regulation S Note or a beneficial interest therein to a Non-U.S. Person pursuant to Regulation S shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit G from the proposed transferor (which the Trustee may conclusively rely upon and shall have no responsibility (or any liability) to verify or ensure the accuracy of the information contained therein); and

(3) in connection with a registration of transfer of a Regulation S Note or a beneficial interest therein pursuant to an exemption from registration provided by Rule 144 or any other available exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Regulation S), the Issuer may require, prior to registering any such transfer, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144.

After the expiration of the Restricted Period, interests in the Regulation S Note may be transferred in accordance with applicable law without requiring the certification set forth in Exhibit G or any additional certification.

(g) Restricted Notes Legend. Upon the transfer, exchange or replacement of Securities not bearing a Restricted Notes Legend, the Registrar shall deliver Securities that do not bear a Restricted Notes Legend. Upon the transfer, exchange or replacement of Securities bearing a Restricted Notes Legend, the Registrar shall deliver only Securities that bear a Restricted Notes Legend unless (i) the Securities are being transferred pursuant to an effective registration statement (pursuant to the Registration Rights Agreement or otherwise), (ii) the Securities are validly tendered for exchange into Exchange Notes pursuant to an Exchange Offer or (iii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(l) Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with the Registration Rights Agreement, the Issuer shall issue and, upon receipt of a written order and the other documents required by the Indenture, the Trustee shall authenticate one or more Global Securities not bearing the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Securities tendered for acceptance in the Exchange Offer by each person in accordance with the Depository’s Applicable Procedures. Concurrently with the issuance of such Global Securities, the Trustee shall cause the aggregate principal amount of the applicable Global Securities bearing the Restricted Notes Legend to be reduced accordingly. Any Securities that remain outstanding after the consummation of an Exchange Offer, and Exchange Notes issued in connection with such Exchange Offer, shall be treated as a single class of securities under the Indenture.

2.1.12. Pursuant to Section 2.2.15 of the Indenture, the Issuer shall be subject to the additional restrictions as set forth in Section 4.1 of this Fifth Supplemental Indenture; and

2.1.13. Pursuant to Section 2.2 of the Indenture, the Issuer may, without the consent of the Holders of the Securities of any Series, issue additional Securities of such Series having the same ranking and the same interest rate, maturity and other terms as the Securities of such Series issued on the date hereof (except for the issue date, the price to the public, the payment of interest accruing prior to the issue date of such additional Securities and the first payment of interest following the issue date of such additional Securities). Any such additional Securities shall be a part of the Series having the same terms as the Securities of such Series issued on the date hereof, provided that such additional Securities subsequently issued are fungible for U.S. federal income tax purposes with any Securities of such Series previously issued.

Section 2.3. Amendments to the Indenture. The Indenture is hereby amended with respect to the Securities only as follows:

(a)	The phrase, “$100 million”, in Section 6.1(e)(A) of the Base Indenture is hereby replaced by, “$150 million”; and

(b)	The phrase, “$100 million”, in Section 6.1(e)(B) of the Base Indenture is hereby replaced by, “$150 million”;

(c)	The phrase, “15 days” in Section 3.3 of the Base Indenture is hereby replaced by, “10 days”;

(d)	The phrase “60 Wall Street, 24th Floor, MS NYC 60-2405, New York, New York 10005, USA, Attention: Corporate Team/Omnicom”, in the definition of “Corporate Trust Office” in Section 1.1 of the Base Indenture is hereby replaced by, “1 Columbus Circle, 4th Floor, Mail Stop: NYC01-0417, New York, New York 10019, USA, Attention: Corporate Team/Omnicom”; and

(e)	Section 10.9 of the Base Indenture is hereby amended and restated in its entirety as follows: “Counterparts and Electronic Signature. This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of this Indenture and all matters and agreements related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Indenture or any instrument, agreement or document necessary for the consummation of the transactions contemplated by this Indenture or related hereto or thereto (including, without limitation, addendums, amendments, notices, instructions, communications with respect to the delivery of securities or the wire transfer of funds or other communications) (“Executed Documentation”) may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable laws, rules and regulations in effect from time to time applicable to the effectiveness and enforceability of electronic signatures. Any Executed Documentation accepted, executed or agreed to in conformity with such laws, rules and regulations will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third-party electronic signature capture service providers as may be reasonably chosen by a signatory hereto or thereto. When the Trustee acts on any Executed Documentation sent by electronic transmission, the Trustee will not be responsible or liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Executed Documentation, notwithstanding that such Executed Documentation (a) may not be an authorized or authentic communication of the party involved or in the form such party sent or intended to send (whether due to fraud, distortion or otherwise) or (b) may conflict with, or be inconsistent with, a subsequent written instruction or communication; it being understood and agreed that the Trustee shall conclusively presume that Executed Documentation that purports to have been sent by an authorized officer of a person has been sent by an authorized officer of such person. The party providing Executed Documentation through electronic transmission or otherwise with electronic signatures agrees to assume all risks arising out of such electronic methods, including, without limitation, the risk of the Trustee acting on unauthorized instructions and the risk of interception and misuse by third parties.”

ARTICLE THREE

ADDITIONAL REDEMPTION PROVISION

Section 3.1. Optional Redemption.

Prior to the applicable Par Call Date, the Issuer may redeem such Series of Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming such Securities matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus

25 basis points with respect to the 2028 Notes;

50 basis points with respect to the 2030 Notes;

20 basis points with respect to the 2031 Notes;

30 basis points with respect to the 2033 Notes;

25 basis points with respect to the 2041 Notes; and

35 basis points with respect to the 2048 Notes;

less (ii) interest accrued to the date of redemption, and

(b)	100% of the principal amount of the applicable Series of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the applicable Par Call Date, the Issuer may redeem the applicable Series of Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the applicable Series of the Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

On and after the redemption date, interest shall cease to accrue on the applicable Series of Securities or any portion of such Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the applicable Series of the Securities to be redeemed on that date.

If less than all of the applicable Series of Securities are to be redeemed, such Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

Section 3.2. Repurchase Upon Change of Control Triggering Event.

Upon the occurrence of a Change of Control Triggering Event, unless the Issuer has exercised its option to redeem the applicable Series of the Securities pursuant to Section 3.1 of this Fifth Supplemental Indenture, each Holder of such Securities shall have the right to require the Issuer to repurchase all or a portion of such Holder’s Securities pursuant to a change of control offer pursuant to, and in accordance with, the provisions of this Section 3.2 (a “Change of Control Offer”), at a purchase price (the “Change of Control Purchase Price”) equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase, subject to the right of Holders of Securities of such Series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Issuer becomes aware that a Change of Control Triggering Event has occurred, or at the Issuer’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Issuer shall be required to send, by first class mail or electronic delivery, a notice to each Holder of such Securities, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed or delivered, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed or delivered prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Issuer shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Issuer and such third party purchases all Securities of the applicable Series properly tendered and not withdrawn under its offer.

The Issuer shall be required to comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the applicable Series of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 3.2 and the applicable Series of the Securities, the Issuer shall be required to comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.2 and such Securities by virtue of any such compliance.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

(a)	accept for payment all Securities of the applicable Series or portions of such Securities properly tendered and not withdrawn pursuant to the Change of Control Offer;

(b)	deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Securities of the applicable Series or portions of such Securities properly tendered and not withdrawn; and

(c)	deliver or cause to be delivered to the Trustee the applicable Series of the Securities properly accepted together with an Officer’s Certificate stating the aggregate principal amount of such Securities or portions of such Securities being repurchased.

ARTICLE FOUR

LIMITATION ON LIENS

Section 4.1. Limitation on Liens.

The Issuer shall not, and shall not permit any of its Subsidiaries to, create or suffer to exist any Lien on or with respect to any of the Issuer’s properties, whether now owned or hereafter acquired, to secure any Debt of the Issuer, any direct or indirect Subsidiary of the Issuer or any other person without securing the Securities equally and ratably with such Debt to which such Liens relate for so long as such Debt shall be so secured, other than:

(a) Permitted Liens;

(b) purchase money Liens upon or in any real property or equipment acquired or held by the Issuer or any Subsidiary of the Issuer in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of such property or equipment, or Liens existing on such property or equipment at the time of its acquisition (other than any such Liens created in contemplation of such acquisition that were not incurred to finance the acquisition of such property) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment being acquired and fixed improvements thereon or accessions thereto, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced;

(c) Liens existing on August 11, 2025;

(d) Liens on property of a person existing at the time such person is merged into, consolidated with, or acquired by the Issuer or any Subsidiary of the Issuer or becomes a Subsidiary of the Issuer; provided that such Liens were not created in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the person so merged into or consolidated with the Issuer or such Subsidiary or acquired by the Issuer or such Subsidiary;

(e) Liens granted by Subsidiaries of the Issuer to secure Debt owed to the Issuer or a wholly owned Subsidiary of the Issuer;

(f) Liens arising out of a judgment, decree or order of court being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Issuer or the books of its Subsidiaries, as the case may be, in conformity with GAAP;

(g) Debt of a person existing at the time such person is merged into or consolidated with the Issuer or becomes a Subsidiary of the Issuer provided that such Debt was not created in contemplation of such merger, consolidation or acquisition;

(h) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Debt secured by Liens referred to above or Liens created in connection with any amendment, consent or waiver relating to such Debt, so long as such Lien does not extend to any other property, the amount of Debt secured is not increased (other than by the amount equal to any costs and expenses incurred in connection with any extension, renewal, refinancing or refunding) and the Debt so secured does not exceed the fair market value (as determined by the Issuer’s Board of Directors in good faith) of the assets subject to such Liens at the time of such extension, renewal, refinancing or refunding, or such amendment, consent or waiver, as the case may be;

(i) any assignment of accounts receivable (1) by and among the Issuer and its Subsidiaries or (2) pursuant to non-recourse factoring or similar arrangements or otherwise in an aggregate amount not to exceed in any fiscal year the greater of $1,000,000,000 (measured as the face value of such accounts receivable at the time of assignment) and 10.0% of the consolidated accounts receivable of the Issuer and its Subsidiaries as reflected in the consolidated balance sheet of the Issuer as of the end of the fiscal year of the Issuer most recently ended prior to such assignment for which financial statements are available; and

(j) (1) Liens otherwise prohibited by this covenant, securing Debt or other obligations in an aggregate amount at any time outstanding plus (2) the aggregate face value at the time of assignment of such accounts receivable assigned, the assignment of which is not otherwise permitted by the foregoing exceptions, in an aggregate amount not to exceed 20% of Consolidated Net Worth of the Issuer and its Subsidiaries as set forth in the Issuer’s most recently available financial statements.

ARTICLE FIVE

LIABILITY OF TRUSTEE

Section 5.1 Trustee Not Responsible for Recitals.

The Trustee shall not be responsible in any matter whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Issuer or for or with respect to (i) the proper authorization by the Issuer by action or otherwise, (ii) the due execution hereof by the Issuer or (iii) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

ARTICLE SIX

MISCELLANEOUS

Section 6.1. Ratification and Effect.

Except as hereby expressly amended, the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

Upon and after the execution of this Fifth Supplemental Indenture, each reference in the Indenture to “this Indenture,” “hereunder,” “hereof” or words of like import referring to the Indenture shall mean and be a reference to the Indenture as modified hereby.

Section 6.2 Governing Law.

THIS FIFTH SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section 6.3 Counterpart Originals.

This Fifth Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 6.4 Effect of Headings.

The headings of the Articles and Sections of this Fifth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.5. Severability.

In case any provision in this Fifth Supplemental Indenture or in the Securities of any Series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.6. Modification, Amendment and Waiver.

The provisions of this Fifth Supplemental Indenture may not be amended, supplemented, modified or waived except by an execution of a Supplemental Indenture executed by the Issuer and the Trustee. Any such amendment shall comply with Article IX of the Indenture. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of the applicable Series of the Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder’s Security, even if notation of the consent, waiver or action is not made on such Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder’s Security or portion of such Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Holder.

Section 6.7. Ratification of Indenture; Supplemental Indenture Part of Indenture.

This Fifth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 6.8. Trust Indenture Acts Controls.

If any provision of this Fifth Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939, as amended (the “TIA”), that is required under the TIA to be part of and govern any provision of this Fifth Supplemental Indenture, the provision of the TIA shall control. If any provision of this Fifth Supplemental Indenture modifies or excludes any provisions of the TIA that may be so modified or excluded, the provisions of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Fifth Supplemental Indenture, as the case may be.

Section 6.9. Consent to Jurisdiction; Waiver of Jury Trial.

The Issuer agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Fifth Supplemental Indenture, any Security or any other document or the transactions contemplated hereby or thereby may be instituted in any state or federal court in The Borough of Manhattan, The City of New York, State of New York, United States of America, irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

To the extent that the Issuer or any of its Subsidiaries has or hereafter may acquire any immunity from jurisdiction of any court (including any court in the United States, the State of New York or other jurisdiction in which the Issuer or any successor thereof may be organized or any political subdivisions thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Fifth Supplemental Indenture, the applicable Series of the Securities, the transactions contemplated hereby or thereby or any other documents or actions to enforce judgments in respect of any thereof, then the Issuer hereby irrevocably waives, and will cause its Subsidiaries to waive, such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extent permitted by law.

THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, ANY SERIES OF THE SECURITIES, THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

[Signatures pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

OMNICOM GROUP INC.

By:	/s/ Philip J. Angelastro
Name:	Philip J. Angelastro
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Sebastian Hidalgo
Name:	Sebastian Hidalgo
Title:	Assistant Vice President

By:	/s/ Kenneth R. Ring
Name:	Kenneth R. Ring
Title:	Director

[Signature Page to Fifth Supplemental Indenture]

Exhibit A

(Face of Note)

[Insert the Global Note Legend and Restricted Note Legend, as applicable, pursuant to the provisions of the Fifth Supplemental Indenture]

4.650% Senior Notes due 2028

ISIN: [___]

CUSIP: [___]

$[___]

No. [144A][Reg S] – [1]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[___] on October 1, 2028 and to pay interest thereon from the last interest payment date on which interest was paid or, if no interest has been paid, from October 1, 2025 semi-annually on April 1 and October 1 in each year, commencing April 1, 2026, at the rate of 4.650% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be March 15 and September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[R-][S-]1

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
	Name:	Philip J. Angelastro
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

[R-][S-]2

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

[R-][S-]3

Reverse of Security

OMNICOM GROUP INC.

4.650% Senior Notes due 2028

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 4.650% Senior Notes due 2028 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of February 21, 2020 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the Fifth Supplemental Indenture dated as of December 2, 2025, between the Issuer and the Trustee (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $[___]. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to July 1, 2028 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (ii) interest accrued to the date of redemption, and

(b)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

[R-][S-]4

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the Fifth Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

[R-][S-]5

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[R-][S-]6

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to: __________________

________________________

(Insert assignee’s legal name)

________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

 _______________________

_______________________

_______________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint  _______________

to transfer this Security on the books of the Issuer: The agent may substitute another to act for him.

Date:
Your Signature:
(sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[R-][S-]7

The undersigned hereby certifies that it is / is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee is / is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

(1) ☐ acquired for the undersigned’s own account, without transfer; or

(2) ☐ transferred to the Issuer; or

(3) ☐ transferred to a Person that the undersigned reasonably believes is a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐ transferred in an “offshore transaction” in compliance with Rule 904 of Regulation S under the Securities Act (provided that the transferor has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Exhibit G to the Fifth Supplemental Indenture); or

(5) ☐ transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

(6) ☐ transferred pursuant to a registration statement which has become effective under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) is checked, the Issuer may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

Signature Guarantee*:	Signature

(Signature must be guaranteed)	Signature

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

____________________________

Dated:

[R-][S-]8

Exhibit B

(Face of Note)

[Insert the Global Note Legend and Restricted Note Legend, as applicable, pursuant to the provisions of the Fifth Supplemental Indenture]

4.750% Senior Notes due 2030

ISIN: [___]

CUSIP: [___]

$[___]

No. [144A][Reg S] – [1]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[___] on March 30, 2030 and to pay interest thereon from the last interest payment date on which interest was paid or, if no interest has been paid, from September 30, 2025 semi-annually on March 30 and September 30 in each year, commencing March 30, 2026, at the rate of 4.750% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be March 15 and September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[R-][S-]1

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
	Name:	Philip J. Angelastro
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

[R-][S-]2

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

[R-][S-]3

Reverse of Security

OMNICOM GROUP INC.

4.750% Senior Notes due 2030

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 4.750% Senior Notes due 2030 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of February 21, 2020 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the Fifth Supplemental Indenture dated as of December 2, 2025, between the Issuer and the Trustee (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $[___]. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to December 30, 2029 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points less (ii) interest accrued to the date of redemption, and

(b)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

[R-][S-]4

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the Fifth Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

[R-][S-]5

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[R-][S-]6

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to: __________________

________________________

(Insert assignee’s legal name)

________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

 _______________________

_______________________

_______________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint  _______________

to transfer this Security on the books of the Issuer: The agent may substitute another to act for him.

Date:
Your Signature:
(sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[R-][S-]7

The undersigned hereby certifies that it  is /  is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee  is /  is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

(1) ☐ acquired for the undersigned’s own account, without transfer; or

(2) ☐ transferred to the Issuer; or

(3) ☐ transferred to a Person that the undersigned reasonably believes is a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐ transferred in an “offshore transaction” in compliance with Rule 904 of Regulation S under the Securities Act (provided that the transferor has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Exhibit G to the Fifth Supplemental Indenture); or

(5) ☐ transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

(6) ☐ transferred pursuant to a registration statement which has become effective under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) is checked, the Issuer may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

Signature Guarantee*:	Signature

(Signature must be guaranteed)	Signature

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

____________________________

Dated:

[R-][S-]8

Exhibit C

(Face of Note)

[Insert the Global Note Legend and Restricted Note Legend, as applicable, pursuant to the provisions of the Fifth Supplemental Indenture]

2.400% Senior Notes due 2031

ISIN: [___]

CUSIP: [___]

$[___]

No. [144A][Reg S] – [1]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[___] on March 1, 2031 and to pay interest thereon from the last interest payment date on which interest was paid or, if no interest has been paid, from September 1, 2025 semi-annually on March 1 and September 1 in each year, commencing March 1, 2026, at the rate of 2.400% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be February 15 and August 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[R-][S-]1

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
	Name:	Philip J. Angelastro
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

[R-][S-]2

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

[R-][S-]3

Reverse of Security

OMNICOM GROUP INC.

2.400% Senior Notes due 2031

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 2.400% Senior Notes due 2031 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of February 21, 2020 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the Fifth Supplemental Indenture dated as of December 2, 2025, between the Issuer and the Trustee (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $[___]. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to December 1, 2030 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (ii) interest accrued to the date of redemption, and

(b)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

[R-][S-]4

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the Fifth Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

[R-][S-]5

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[R-][S-]6

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to: __________________

________________________

(Insert assignee’s legal name)

________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

 _______________________

_______________________

_______________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint  _______________

to transfer this Security on the books of the Issuer: The agent may substitute another to act for him.

Date:
Your Signature:
(sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[R-][S-]7

The undersigned hereby certifies that it is / is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee is / is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

(1) ☐ acquired for the undersigned’s own account, without transfer; or

(2) ☐ transferred to the Issuer; or

(3) ☐ transferred to a Person that the undersigned reasonably believes is a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐ transferred in an “offshore transaction” in compliance with Rule 904 of Regulation S under the Securities Act (provided that the transferor has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Exhibit G to the Fifth Supplemental Indenture); or

(5) ☐ transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

(6) ☐ transferred pursuant to a registration statement which has become effective under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) is checked, the Issuer may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

Signature Guarantee*:	Signature

(Signature must be guaranteed)	Signature

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

____________________________

Dated:

[R-][S-]8

Exhibit D

(Face of Note)

[Insert the Global Note Legend and Restricted Note Legend, as applicable, pursuant to the provisions of the Fifth Supplemental Indenture]

5.375% Senior Notes due 2033

ISIN: [___]

CUSIP: [___]

$[___]

No. [144A][Reg S] – [1]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[___] on June 15, 2033 and to pay interest thereon from the last interest payment date on which interest was paid or, if no interest has been paid, from June 15, 2025 semi-annually on June 15 and December 15 in each year, commencing December 15, 2025, at the rate of 5.375% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be June 1 and December 1 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[R-][S-]1

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
	Name:	Philip J. Angelastro
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

[R-][S-]2

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

[R-][S-]3

Reverse of Security

OMNICOM GROUP INC.

5.375% Senior Notes due 2033

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 5.375% Senior Notes due 2033 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of February 21, 2020 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the Fifth Supplemental Indenture dated as of December 2, 2025, between the Issuer and the Trustee (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $[___]. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to March 15, 2033 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (ii) interest accrued to the date of redemption, and

(b)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

[R-][S-]4

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the Fifth Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

[R-][S-]5

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[R-][S-]6

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to: __________________

________________________

(Insert assignee’s legal name)

________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

 _______________________

_______________________

_______________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint     _______________

to transfer this Security on the books of the Issuer: The agent may substitute another to act for him.

Date:
Your Signature:
(sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[R-][S-]7

The undersigned hereby certifies that it  is /  is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee  is /  is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

(1) ☐ acquired for the undersigned’s own account, without transfer; or

(2) ☐ transferred to the Issuer; or

(3) ☐ transferred to a Person that the undersigned reasonably believes is a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐ transferred in an “offshore transaction” in compliance with Rule 904 of Regulation S under the Securities Act (provided that the transferor has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Exhibit G to the Fifth Supplemental Indenture); or

(5) ☐ transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

(6) ☐ transferred pursuant to a registration statement which has become effective under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) is checked, the Issuer may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

Signature Guarantee*:	Signature

(Signature must be guaranteed)	Signature

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

____________________________

Dated:

[R-][S-]8

Exhibit E

(Face of Note)

[Insert the Global Note Legend and Restricted Note Legend, as applicable, pursuant to the provisions of the Fifth Supplemental Indenture]

3.375% Senior Notes due 2041

ISIN: [___]

CUSIP: [___]

$[___]

No. [144A][Reg S] – [1]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[___] on March 1, 2041 and to pay interest thereon from the last interest payment date on which interest was paid or, if no interest has been paid, from September 1, 2025 semi-annually on March 1 and September 1 in each year, commencing March 1, 2026, at the rate of 3.375% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be February 15 and August 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[R-][S-]1

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
	Name:	Philip J. Angelastro
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

[R-][S-]2

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

[R-][S-]3

Reverse of Security

OMNICOM GROUP INC.

3.375% Senior Notes due 2041

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 3.375% Senior Notes due 2041 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of February 21, 2020 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the Fifth Supplemental Indenture dated as of December 2, 2025, between the Issuer and the Trustee (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $[___]. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to September 1, 2040 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (ii) interest accrued to the date of redemption, and

(b)	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

[R-][S-]4

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the Fifth Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

[R-][S-]5

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[R-][S-]6

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to: __________________

________________________

(Insert assignee’s legal name)

________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

 _______________________

_______________________

_______________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint     _______________

to transfer this Security on the books of the Issuer: The agent may substitute another to act for him.

Date:
Your Signature:
(sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[R-][S-]7

The undersigned hereby certifies that it  is /  is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee  is /  is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

(1) ☐ acquired for the undersigned’s own account, without transfer; or

(2) ☐ transferred to the Issuer; or

(3) ☐ transferred to a Person that the undersigned reasonably believes is a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐ transferred in an “offshore transaction” in compliance with Rule 904 of Regulation S under the Securities Act (provided that the transferor has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Exhibit G to the Fifth Supplemental Indenture); or

(5) ☐ transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

(6) ☐ transferred pursuant to a registration statement which has become effective under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) is checked, the Issuer may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

Signature Guarantee*:	Signature

(Signature must be guaranteed)	Signature

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

____________________________

Dated:

[R-][S-]8

Exhibit F

(Face of Note)

[Insert the Global Note Legend and Restricted Note Legend, as applicable, pursuant to the provisions of the Fifth Supplemental Indenture]

5.400% Senior Notes due 2048

ISIN: [___]

CUSIP: [___]

$[___]

No. [144A][Reg S] – [1]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[___] on October 1, 2048 and to pay interest thereon from the last interest payment date on which interest was paid or, if no interest has been paid, from October 1, 2025 semi-annually on April 1 and October 1 in each year, commencing April 1, 2026, at the rate of 5.400% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be March 15 and September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[R-][S-]1

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
	Name:	Philip J. Angelastro
	Title:	Executive Vice President and Chief Financial Officer

By:
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

[R-][S-]2

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

[R-][S-]3

Reverse of Security

OMNICOM GROUP INC.

5.400% Senior Notes due 2048

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 5.400% Senior Notes due 2048 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of February 21, 2020 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the Fifth Supplemental Indenture dated as of December 2, 2025, between the Issuer and the Trustee (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $[___]. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to April 1, 2048 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points less (ii) interest accrued to the date of redemption, and

(b)	100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

[R-][S-]4

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the Fifth Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

[R-][S-]5

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[R-][S-]6

ASSIGNMENT FORM

To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Security to: __________________

________________________

(Insert assignee’s legal name)

________________________

(Insert assignee’s soc. sec. or tax I.D. no.)

 _______________________

_______________________

_______________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint     _______________

to transfer this Security on the books of the Issuer: The agent may substitute another to act for him.

Date:
Your Signature:
(sign exactly as your name appears on the face of this Security)

Tax Identification No.:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[R-][S-]7

The undersigned hereby certifies that it  is /  is not an Affiliate of the Issuer and that, to its knowledge, the proposed transferee  is /  is not an Affiliate of the Issuer.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

(1) ☐ acquired for the undersigned’s own account, without transfer; or

(2) ☐ transferred to the Issuer; or

(3) ☐ transferred to a Person that the undersigned reasonably believes is a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4) ☐ transferred in an “offshore transaction” in compliance with Rule 904 of Regulation S under the Securities Act (provided that the transferor has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Exhibit G to the Fifth Supplemental Indenture); or

(5) ☐ transferred pursuant to an exemption from registration provided by Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

(6) ☐ transferred pursuant to a registration statement which has become effective under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5) is checked, the Issuer may require, prior to registering any such transfer of the Securities, in its sole discretion, such legal opinions, certifications and other information as the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act.

Signature Guarantee*:	Signature

(Signature must be guaranteed)	Signature

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

____________________________

Dated:

[R-][S-]8

Exhibit G

FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

[Date]

Omnicom Group Inc.

c/o Deutsche Bank Trust Company Americas

Trust and Securities Services

1 Columbus Circle, 4th Floor

Mail Stop: NYC01-0417

New York, New York 10019, USA

Attention: Transfer Operations/Omnicom

Re:	[__]% Senior Notes due 20[__] (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $[_] aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(a) the offer of the Notes was not made to a person in the United States;

(b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable; and

(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(b)(2), Rule 903(b)(3) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2), Rule 903(b)(3) or Rule 904(b)(1), as the case may be.

We also hereby certify that we [are] [are not] an Affiliate of the Issuer and, to our knowledge, the transferee of the Notes [is] [is not] an Affiliate of the Issuer.

You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

G-1

Very truly yours,

[Name of Transferor]

By:
Name:
Title:

G-2